UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2004

SLM FUNDING LLC

formerly known as SALLIE MAE FUNDING CORPORATION and SLM FUNDING CORPORATION
(Exact name of registrant as specified in its charter)
Originator of

the Sallie Mae Student Loan Trust 1996-1,	the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 1996-2,	the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 1996-3,	the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 1996-4,	the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 1997-1,	the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 1997-2,	the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 1997-3,	the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 1997-4,	the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 1998-1,	the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 1998-2,	the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 1999-1,	the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 2003-8;
the SLM Student Loan Trust 1999-3,	the SLM Student Loan Trust 2003-9;
the SLM Student Loan Trust 2000-1,	the SLM Student Loan Trust 2003-11;
the SLM Student Loan Trust 2000-2,	the SLM Student Loan Trust 2003-12;
the SLM Student Loan Trust 2000-3,	the SLM Student Loan Trust 2003-14;
the SLM Student Loan Trust 2000-4,	the SLM Student Loan Trust 2004-1;
the SLM Student Loan Trust 2001-1,	the SLM Student Loan Trust 2004-2;
the SLM Student Loan Trust 2001-2,	the SLM Student Loan Trust 2004-3;
the SLM Student Loan Trust 2001-3,	the SLM Student Loan Trust 2004-4;
the SLM Student Loan Trust 2001-4,	the SLM Student Loan Trust 2004-5;
the SLM Student Loan Trust 2002-1,	the SLM Student Loan Trust 2004-6;
the SLM Student Loan Trust 2002-2,	the SLM Student Loan Trust 2004-7;
the SLM Student Loan Trust 2002-3,	the SLM Student Loan Trust 2004-8; and
the SLM Student Loan Trust 2002-4,	the SLM Student Loan Trust 2004-9.

Delaware	33-95474/333-2502/333-24949/333-30392/333-44465/333-68660/333-97247/333-104887	04-3480392

(State or other	(Commission File Numbers)	(I.R.S. employer
Jurisdiction of		Identification No.)
Incorporation)

12061 Bluemont Way
V 3419
Reston, Virginia 20190

_____________

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 3

Item 8.01. OTHER EVENTS

     On September 15, 2004,

•	the SLM Student Loan Trust 2002-4 made its ninth;

•	the SLM Student Loan Trust 2002-5 and the SLM Student Loan Trust 2002-6 made their eighth;

•	the SLM Student Loan Trust 2002-7, the SLM Student Loan Trust 2002-8 and the SLM Student Loan Trust 2003-1 made their seventh;

•	the SLM Student Loan Trust 2003-2, the SLM Student Loan Trust 2003-3 and the SLM Student Loan Trust 2003-4 made their sixth;

•	the SLM Student Loan Trust 2003-5, the SLM Student Loan Trust 2003-6, the SLM Student Loan Trust 2003-7 and the SLM Student Loan Trust 2003-8 made their fifth;

•	the SLM Student Loan Trust 2003-9 made its fourth; and;

•	the SLM Student Loan Trust 2003-11 and the SLM Student Loan Trust 2003-12 made their third;

regular quarterly distributions of funds to holders of their respective Student Loan-Backed Notes. Sallie Mae, Inc., as the administrator of each of these trusts, distributed the respective Quarterly Servicing Report for each trust dated as of August 31, 2004 to that trust’s noteholders and certificateholders of record.

Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     The Registrant is filing, on behalf of each Trust, the Quarterly Servicing Reports reflecting that Trust’s activities for the period ended August 31, 2004 as an Exhibit to this Form 8-K. These Quarterly Servicing Report along with other information about each trust are also available on the Administrator’s website at http://www2.salliemae.com/investors/debt asset/slmsltrusts/.

     (c) Exhibits

               19.1           Quarterly Servicing Report for the SLM Student Loan Trust 2002-4

               19.2           Quarterly Servicing Report for the SLM Student Loan Trust 2002-5
               19.3           Quarterly Servicing Report for the SLM Student Loan Trust 2002-6
               19.4           Quarterly Servicing Report for the SLM Student Loan Trust 2002-7
               19.5           Quarterly Servicing Report for the SLM Student Loan Trust 2002-8
               19.6           Quarterly Servicing Report for the SLM Student Loan Trust 2003-1
               19.7           Quarterly Servicing Report for the SLM Student Loan Trust 2003-2
               19.8           Quarterly Servicing Report for the SLM Student Loan Trust 2003-3
               19.9           Quarterly Servicing Report for the SLM Student Loan Trust 2003-4
               19.10         Quarterly Servicing Report for the SLM Student Loan Trust 2003-5
               19.11         Quarterly Servicing Report for the SLM Student Loan Trust 2003-6
               19.12         Quarterly Servicing Report for the SLM Student Loan Trust 2003-7
               19.13         Quarterly Servicing Report for the SLM Student Loan Trust 2003-8
               19.14         Quarterly Servicing Report for the SLM Student Loan Trust 2003-9
               19.15         Quarterly Servicing Report for the SLM Student Loan Trust 2003-11
               19.16         Quarterly Servicing Report for the SLM Student Loan Trust 2003-12

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2004

SLM FUNDING LLC

By:	/s/ MARK L. HELEEN

Name: Mark L. Heleen Title: Vice President

Exhibit Index appears on Page 3

INDEX TO EXHIBITS

Exhibit Number	Exhibit

19.1	Quarterly Servicing Report for the SLM Funding Loan Trust 2002-4
19.2	Quarterly Servicing Report for the SLM Funding Loan Trust 2002-5
19.3	Quarterly Servicing Report for the SLM Funding Loan Trust 2002-6
19.4	Quarterly Servicing Report for the SLM Funding Loan Trust 2002-7
19.5	Quarterly Servicing Report for the SLM Funding Loan Trust 2002-8
19.6	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-1
19.7	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-2
19.8	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-3
19.9	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-4
19.10	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-5
19.11	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-6
19.12	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-7
19.13	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-8
19.14	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-9
19.15	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-11
19.16	Quarterly Servicing Report for the SLM Funding Loan Trust 2003-12

Exhibit Index appears on Page 3